WCM China Quality Growth Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2025 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 97.6%
	CHINA — 89.6%
5,500	Alibaba Group Holding Ltd.	$125,096
230	Alibaba Group Holding Ltd. - ADR	41,108
1,500	BYD Co., Ltd. - Class H	21,241
14,000	China Merchants Bank Co., Ltd. - Class H	84,122
10,500	Chongqing Baiya Sanitary Products Co., Ltd. - Class A	38,926
2,614	Contemporary Amperex Technology Co., Ltd. - Class A	147,619
24,402	DiDi Global, Inc. - ADR*	151,781
7,168	Full Truck Alliance Co., Ltd. - ADR	92,969
185	Futu Holdings Ltd. - ADR	32,173
2,275	Kanzhun Ltd. - ADR*	53,144
42,000	Kingsoft Cloud Holdings Ltd.*	44,310
300	Kweichow Moutai Co., Ltd. - Class A	60,855
88,000	Meitu, Inc.*	104,827
2,300	Meituan - Class B*	30,885
4,046	Melco Resorts & Entertainment Ltd. - ADR*	37,102
850	NetEase Cloud Music, Inc.*	28,377
721	PDD Holdings, Inc. - ADR*	95,295
8,900	Shengyi Technology Co., Ltd. - Class A	67,539
6,500	Shenzhen Inovance Technology Co., Ltd. - Class A	76,537
1,500	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	51,772
3,000	Sieyuan Electric Co., Ltd. - Class A	45,945
3,250	Tencent Holdings, Ltd.	276,889
465	Trip.com Group Ltd. - ADR	34,968
34,000	Wasion Holdings Ltd.	55,400
14,200	Xiaomi Corp. - Class B*	98,535
1,788	Yatsen Holding Ltd. - ADR*	16,199
		1,913,614
	JAPAN — 2.5%
200	Maruwa Co., Ltd.	52,338
	NETHERLANDS — 5.5%
8,296	Prosus N.V. - ADR	117,139
	TOTAL COMMON STOCKS
	(Cost $1,593,861)	2,083,091

WCM China Quality Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2025 (Unaudited)

Principal Amount		Value
	BANK DEPOSIT INVESTMENTS — 4.3%
$92,665	UMB Bank, Money Market Special II, 3.94%[1]	$92,665
	TOTAL BANK DEPOSIT INVESTMENTS
	(Cost $92,665)	92,665
	TOTAL INVESTMENTS — 101.9%
	(Cost $1,686,526)	2,175,756
	Liabilities in Excess of Other Assets — (1.9)%	(40,164)
	TOTAL NET ASSETS — 100.0%	$2,135,592

ADR – American Depository Receipt

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.